SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                  FORM 8-K/A-1

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 April 26, 1999
                                 --------------
                                 Date of Report
                        (Date of earliest event reported)



                               TOFUTTI BRANDS INC.
                               -------------------
             (Exact name of registrant as specified in its charter)


     Delaware                     1-9009               13-3094658
     --------                     ------               ----------
(State or other jurisdiction   (Commission            (IRS Employer
 of incorporation)              File Number)       Identification No.)

                                50 Jackson Drive
                           Cranford, New Jersey 07016
              (Address of principal executive offices and zip code)


                                  (908)272-2400
                                  -------------
              (Registrant's telephone number, including area code)


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)






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ITEM 4.           Change in Registrant's Certifying Accountant.


     In accordance with Item 304 of Regulation S-B, the following information pertains to the change in Registrant's Certifying Accountant.

          (i) Wiss & Company LLP has been appointed as the Registrant's certified public accountants on April 23, 1999 to replace KPMG LLP who has been dismissed, effective April 26, 1999.

          (ii) KPMG LLP's auditors' report on the Registrant's financial statements for either of the past two years did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

          (iii) The decision to change accountants was approved by the Board of Directors of the Registrant.

          (iv) There were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure in connection with its audits for the two most recent fiscal years, or in the subsequent interim period between December 27, 1998 and April 26, 1999 which, if not resolved to the satisfaction of KPMG LLP, would have caused KPMG LLP to make reference to the subject matter of the disagreement in connection with their report.

          (v) None of the events listed in (A) through (E) of Item 304(a)(1)(iv) of Regulation S-B occurred during either of the Registrant's two most recent fiscal years, or in the subsequent interim period between December 27, 1998 and April 26, 1999.

          (vi) KPMG LLP has been asked to provide a letter addressed to the SEC stating whether they agree with the above statements. This letter is filed by the Registrant as Exhibit 16 to this Amendment No. 1 to Form 8-K in accordance with the requirements of Item 304 of Regulation S-B.


ITEM 7. Financial Statements and Exhibits

     (c) The following exhibits are hereby made a part of this Form 8-K:

         Exhibit 16        Letter re Change in Certifying Accountant






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




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  April 30, 1999                        TOFFUTTI BRANDS INC.
                                                (Registrant)



                                             By: David Mintz
                                                 -----------
                                                 David Mintz
                                                 Chairman of the Board and
                                                 Chief Executive Officer




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



                                  EXHIBIT INDEX


Exhibit No.                         Description

Exhibit 16                 Letter re Change in Certifying Accountant